Provisions for legal proceedings, judicial deposits and contingent liabilities	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Provisions for legal proceedings, judicial deposits and contingent liabilities

19.	Provisions for legal proceedings, judicial deposits and contingent liabilities
19.1.	Provisions for legal proceedings

The Company recognizes provisions for legal, administrative and arbitral proceedings, based on the best estimate of the costs, for which it is probable that an outflow of resources embodying economic benefits will be required and that can be reliably estimated. These proceedings mainly include:

•	Labor claims, in particular: (i) several individual and collective labor claims; (ii) opt-out claims related to a review of the methodology by which the minimum compensation based on an employee's position and work schedule (Remuneração Mínima por Nível e Regime - RMNR) is calculated; and (iii) actions of outsourced employees.
•	Tax claims including: (i) tax notices for alleged non-compliance with ancillary obligations; (ii) claims relating to benefits previously taken for Brazilian federal tax credits applied that were subsequently alleged to be disallowable, including disallowance of PIS and COFINS tax credits; and (iii) claims for alleged non-payment of social security contributions on allowances and bonuses.
•	Civil claims, in particular: (i) lawsuits related to contracts; (ii) lawsuits that discuss matters related to pension plans managed by Petros; and (iii) legal and administrative proceedings involving fines applied by the ANP - Brazilian Agency of Petroleum, Natural Gas and Biofuels (Agência Nacional de Petróleo, Gás Natural e Biocombustíveis), mainly relating to production measurement systems.
•	Environmental claims, specially: (i) fines relating to an environmental accident in the State of Paraná in 2000; (ii) fines relating to the Company’s offshore operation; and (iii) public civil action for oil spill in 2004 in Serra do Mar-São Paulo State Park.

Provisions for legal proceedings are set out as follows:

Non-current liabilities	12.31.2024	12.31.2023
Labor claims	636	806
Tax claims	400	544
Civil claims	1,605	1,614
Environmental claims	192	341
Total	2,833	3,305

	2024	2023
Opening Balance	3,305	3,010
Additions, net of reversals	478	389
Use of provision	(730)	(709)
Revaluation of existing proceedings and interest charges	541	376
Others	16	(5)
Translation adjustment	(777)	244
Closing Balance	2,833	3,305

In preparing its consolidated financial statements of 2024, the Company considered all available information concerning legal proceedings in which the Company is a defendant, in order to estimate the amounts of obligations and probability that outflows of resources will be required.

19.2.	Judicial deposits

The Company makes deposits in judicial phases, mainly to suspend the chargeability of the tax debt and to maintain its tax compliance. Judicial deposits are set out in the table below according to the nature of the corresponding lawsuits:

Non-current assets	12.31.2024	12.31.2023
Tax	8,187	10,607
Labor	777	979
Civil	2,694	2,977
Environmental and others	90	183
Total	11,748	14,746

	2024	2023
Opening Balance	14,746	11,053
Additions	1,010	1,735
Use (1)	(1,526)	(148)
Accruals and charges	737	1,167
Others	9	(7)
Translation adjustment	(3,228)	946
Closing Balance	11,748	14,746
(1) It includes, in 2024, US$ 1.276 referring to the nominal values of deposits used when enrolling to the tax settlement program, in the second quarter of 2024, on the incidence of CIDE, PIS and Cofins on remittances abroad under a vessel and platform charter agreement as detailed in note 17.

The Company maintains a Negotiated Legal Proceeding (NJP) agreement with the Brazilian National Treasury Attorney General's Office (PGFN), aiming to postpone judicial deposits related to federal tax lawsuits with values exceeding US$ 32 (R$ 200 million), which allows judicial discussion without the immediate disbursement.

To achieve this, the Company makes production capacity available as a guarantee from the Tupi, Sapinhoá, and Roncador fields. As the judicial deposits are made, the mentioned capacity is released for other processes that may be included in the NJP.

The Company’s management understands that the mentioned NJP provides greater cash predictability and ensures the maintenance of federal tax regularity. As of December 31, 2024, the balance of production capacity held in guarantee in the NJP is US$ 2,158 (US$ 7,997 as of December 31, 2023), whose reduction is due to the Company's enrollment to the tax settlement program in June 2024.

19.3.	Contingent liabilities

Contingent liabilities for which either the Company is unable to make a reliable estimate of the expected financial effect that might result from resolution of the proceeding, or a cash outflow is not probable, are not recognized as liabilities in the financial statements but are disclosed in the notes to the financial statements, unless the likelihood of any outflow of resources embodying economic benefits is considered remote.

The estimates of contingent liabilities are indexed to inflation and updated by applicable interest rates. As of December 31, 2024, estimated contingent liabilities for which the possibility of loss is classified as possible are set out in the following table:

Nature	12.31.2024	12.31.2023
Tax	21,307	37,189
Labor	6,465	10,150
Civil	10,910	11,455
Environmental and others	1,298	1,427
Total	39,980	60,221

19.3.1.	Information on contingent liabilities

The tables below detail the main causes of tax, civil, environmental and labor nature, whose expectations of losses are classified as possible:

		Estimate
Description of tax matters	12.31.2024	12.31.2023
Plaintiff: Federal Revenue of Brazil
1) Income from foreign subsidiaries located outside Brazil not included in the computation of taxable income (IRPJ and CSLL).
Current status: This claim involves lawsuits in different administrative and judicial stages, remaining a possible loss due to there being manifestations in favor of the Company's understanding in the Superior Courts. In 2024, there was a reduction in the ex officio fine and the addition of active debt registration in one of the processes.	3,418	4,260
2) Disallowance of credits and deduction of the PIS and COFINS tax base, including in ship or pay contracts and charters of aircraft and vessels.
Current status: The claims involve lawsuits in different administrative and judicial stages. In 2024, the increase refers, in particular, to the adjustment of the subject “PIS/COFINS – Disallowance of credits” and the receipt of a new infraction notice.	2,887	1,370
3) Withholding income tax (IRRF), Contribution of Intervention in the Economic Domain (CIDE) and Social Integration Program (PIS) - Imports on remittances for payments of vessel charters.
Current status: The claim about the incidence of withholding income tax (Imposto de Renda Retido na Fonte- IRRF), occurred from 1999 to 2002, involves the legality of the normative rule issued by the Federal Revenue of Brazil, which ensured no taxation over those remittances. The reduction in the value in 2024 occurred due to the payment of the processes that dealt with CIDE and PIS/COFINS Import, after adhesion to the tax transaction notice PGFN-RFB 6/2024, detailed in Note 17.3 (Enrollment to the Tax Settlement Program). The remaining value of the matter refers to the incidence of IRRF, which is a discussion still ongoing in a process.	1,702	11,409
4) Collection of IRPJ and CSLL - Transfer price - Charter contracts
Current status: The processes are in the administrative level. There are two decisions, one favorable and the other unfavorable to Petrobras in the first instance. The appeals from the Company and the Brazilian Federal Government are awaited. In 2024, the Company received a new infraction notice, referring to the 2019 calendar year. The increase in value was offset by a favorable decision to Petrobras, in the process referring to the 2017 calendar year, handed down by the Conselho Administrativo de Recursos Fiscais - CARF, which became definitive.	1,207	1,418
5) Collection of PIS/COFINS – Incidences on Amnesties.
Current status: Collection of social contributions PIS/COFINS, resulting from the tax transaction provided for in article 3 of Law 13,586/2017. The Embargoes on Execution are in the stage of producing expert evidence. In 2024, the increase refers, in particular, to monetary indexation and receipt of a new infraction notice.	1,129	1,263
6) Incidence of social security contributions over contingent bonuses paid to employees.
Current status: Awaiting defense judgment and appeals at the administrative and judicial levels. In 2024, the increase occurred, in particular, due to the receipt of new infraction notices and active debt registration in one of the processes.	1,090	1,064
7) Income taxes (IRPJ and CSLL) - Capital gains and Amortization of goodwill on the acquisition of equity interests.
Current status: This claim involves lawsuits in different administrative stages. In March 2025, in one of the processes, CARF ruled in favor of Petrobras in a claim related to the capital gain from the disposal of an equity interest.	313	578
8) Collection of Contribution of Intervention in the Economic Domain (CIDE) on transactions with fuel retailers and service stations protected by judicial injunctions determining that fuel sales were made without gross-up of such tax.
Current status: This claim involves lawsuits in different judicial stages.	436	544
9) Requests to compensate federal taxes disallowed by the Brazilian Federal Tax Authority
Current status: This claim involves lawsuits in different administrative and judicial stages. The reduction in value, in 2024, occurred, in particular, due to the transfer of amounts to the subject “Disallowance of credits and deduction from the PIS and COFINS calculation base”.	389	1,816
10) Deduction of the IRPJ and CSLL tax base of the amounts paid as an incentive to the Petros Plan renegotiation and past service.
Current status: This claim involves lawsuits in different judicial stages. In 2024, due to judicial decision, the loss expectation was partially reclassified.	288	723
11) Import tax, PIS/COFINS and customs fines - Import of vessels through Repetro's Special Customs Regime.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2024, the reduction refers to the reclassification of the expected loss in some processes.	235	403
12) Customs – Fines of 1% and 5% on the Customs Value.
Fines applied to the customs value of imported products due to inaccurated information in import declarations.
Current status: This claim involves lawsuits in different administrative and judicial stages.	225	273
13) Additional Social Security Contribution - Harmful Agents
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2024, the increase occurred, in particular, due to the reclassification of a matter in a process.	166	168
14) Collection of Import Tax, PIS/COFINS and customs fines, including Petrobras as jointly liable.

Current situation: Awaiting judgment of the Brazilian Federal Government appeal, at CARF, because of a lower court administrative decision favorable to the Company. In 2024, the expected loss of the claim was reclassified.	−	2,872
Plaintiff: States of SP, RJ, BA, PA, AL, MA, PB, PE, AM and SE Finance Departments
15) VAT (ICMS) and VAT credits on internal consumption of bunker fuel and marine diesel, destined to chartered vessels.
Current status: This claim involves lawsuits in different administrative and judicial stages.	428	514
Plaintiff: States of RJ and BA Finance Departments
16) VAT (ICMS) on dispatch of liquid natural gas (LNG) and C5+ (tax document not accepted by the tax authority), as well as challenges on the rights to this VAT tax credit.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2024, a judicial decision generated the reclassification of the expectation of loss to remote in a claim.	97	960
Plaintiff: States of PE and RJ Finance Departments
17) VAT Tax (ICMS) on imports required by Brazilian States.
Current status: This claim involves lawsuits in different administrative and judicial stages.	298	355
Plaintiff: States of RJ, AM, PA, BA, MA, SP, RO, PE and RS Finance Departments
18) Alleged failure to write-down VAT (ICMS) credits related to zero tax rated or non-taxable sales made by the Company and its customers.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2024, the increase refers, in particular, to the receipt of a new infraction notice, offset by a reduction related to adherence to the amnesty program in the state of Pernambuco.	1,058	1,257
Plaintiff: States of RJ, BA, PE and MT Finance Departments
19) The plaintiff alleges that the transfers between branches, especially in RJ, without segregating VAT (ICMS), under the special regime, reduced the total credits of the central department.
Current status: This claim involves lawsuits in different administrative and judicial stages.	870	1,027
Plaintiff: States of RJ, BA, PB, SE, SP, ES, CE and PE Finance Departments
20) Appropriation of ICMS credit on the acquisition of goods (products in general) that, in the understanding of the inspection, would fit into the concept of material for use and consumption, being the tax credit undue.
Current status: This claim involves lawsuits in different administrative and judicial stages.	314	374
Plaintiff: States of RJ, PR, AM, BA, PA, PE, SP, PB and AL Finance Departments
21) Incidence of VAT (ICMS) over alleged differences in the control of physical and fiscal inventories.
Current status: This claim involves lawsuits in different administrative and judicial stages.	747	913
Plaintiff: State of SP Finance Department
22) Deferral of payment of VAT (ICMS) taxes on B100 Biodiesel sales and the charge of a 7% VAT rate on B100 on Biodiesel interstate sales, including states in the Midwest, North and Northeast regions of Brazil and the State of Espírito Santo.
Current status: This claim involves lawsuits in different administrative and judicial stages.	244	299
Plaintiff: States of RJ, SP, BA, PE, PR and CE Finance Departments
23) Misappropriation of VAT tax credit (ICMS) on the acquisitions of goods that, per the tax authorities, are not related to property, plant and equipment.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2024, the increase refers, in particular, to the reclassification of expected loss in a process.	515	576
Plaintiff: States of RJ, PE, ES and GO Finance Departments
24) Appropriation of ICMS credit - Monophase applicable to the acquisition of goods
Current status: The new infraction notices, received in 2024, are in the administrative phase, awaiting judgment at first instance.	634	−
Plaintiff: States of RJ, PE, CE and PB Finance Departments
25) Collection of ICMS related to State Funds.
Current status: This claim involves lawsuits in different judicial stages. In 2024, the increase occurred due to the filing of annulment actions by the Company due to the receipt of several release notes, especially in the state of Rio de Janeiro.	544	197
Plaintiff: States of AC, PA, AM, MA, BA, PB, PE, SE, TO, GO, MT, RJ, SP, SC and PR Finance Departments
26) VAT Tax (ICMS) under substitution regime required by states.
Current status: There are lawsuits in different administrative and judicial stages.	188	223
Plaintiff: Municipal government of Angra dos Reis/RJ
27) Added value of ICMS on oil import operations.
Current status: There are lawsuits in different judicial stages.	264	311
Plaintiff: Several Municipalities

28) Alleged failure to withhold and pay tax on services.
Current status: There are lawsuits in different administrative and judicial stages.	201	254
29) Other tax matters	1,420	1,768
Total for tax matters	21,307	37,189

		Estimate
Description of labor matters	12.31.2024	12.31.2023
Plaintiff: Employees and Sindipetro Unions.
1) Actions requiring a review of the methodology by which the minimum compensation based on an employee's position and work schedule (Remuneração Mínima por Nível e Regime - RMNR) is calculated.
Current status: The Federal Supreme Court (STF), accepting the Company's appeal, recognized in March 2024 that the calculation formula used by the Company is valid and in accordance with what was negotiated between the parties, reversing the decision of the Superior Labor Court (TST) which had established different criteria and reached an understanding partially contrary to the Company. As there were several legal actions at different procedural stages, the Company monitors the progress of the respective processes and makes the necessary adjustments to the values and expectations of this litigation in accordance with the decisions that apply the Superior Labor Court precedent. In 2024, the reduction refers, in particular, to write-offs and transfers for remote loss resulting from favorable decisions to Petrobras that applied the Superior Labor Court precedent.	4,934	8,362
2) Other labor matters	1,531	1,788
Total for labor matters	6,465	10,150

		Estimate
Description of civil matters	12.31.2024	12.31.2023
Plaintiff: Several goods and service providers
1) Claims related to goods and services supply contracts, with emphasis on discussions about economic and financial imbalance, contractual breach, fines and early termination of contracts.
Current status: The claims involve lawsuits in different judicial stages. In 2024, there was an increase in value due to new lawsuits and unfavorable decisions to Petrobras.	3,319	3,547
Plaintiff: Agência Nacional de Petróleo, Gás Natural e Biocombustíveis - ANP
2) Proceedings challenging an ANP order requiring Petrobras to: unite Tupi and Cernambi fields on the BM-S-11 joint venture; to unite Baúna and Piracicaba fields; and to unite Tartaruga Verde and Mestiça fields, which would cause changes in the payment of special participation charge.

Current status: This list involves claims that are disputed in court and in arbitration proceedings, as follows. In 2024, there was an increase in the value, due to the judicial deposits that are made by Petrobras:

a) Tupi and Cernanbi: initially, the Company made judicial deposits for the alleged differences resulting from the special participation. However, with the reversal of the favorable injunction, the payment of these alleged differences were made directly to ANP, and such judicial deposits were resumed in the 2nd Quarter of 2019. The suspension of the arbitration was reversed by the BM-S-11 Consortium at the Brazilian Superior Court, so that the arbitration resumed its progress.

b) Baúna and Piracicaba: the decision maintaining the suspension of arbitration was revoked, and the arbitration procedure is ongoing.

c) Tartaruga Verde and Mestiça: Petrobras was also authorized to make deposits of the disputed amounts, which continue to occur. The Federal Regional Court of the 2nd Region has so far ruled on the jurisdiction of the Arbitral Court, authorizing the continuation of the arbitration.

d) Berbigão and Sururu: ANP made a decision on January 24, 2025, determining the unification of the Berbigão and Sururu fields, located in the BM-S-11A concession, in the pre-salt layer of Santos Basin, operated by Petrobras with a 42.5% interest. The decision results in the reporting of production from the Berbigão and Sururu fields in a single field, increasing the rate applied to the corresponding collection of Special Participation related to the unified field, retroactively to the date of commencement of production. In the same decision, it was determined that ANP's Superintendence of Government Participations should determine the value of Government Participations considering the unified fields. The company has not yet received the release note with the charge from ANP.

	2,686	2,245
Plaintiff: Federations Oil Workers, Unions, employees and retired personnel from Petros
3) Collective and individual actions that discuss topics related to Petros plans.
Current status: The matter involves proceedings at different judicial stages. In 2024, the increase refers, in particular, to monetary and interest indexation.	1,946	2,225
Plaintiff: Agência Nacional de Petróleo, Gás Natural e Biocombustíveis - ANP and other agencies

4) Administrative and legal proceedings that discuss:

a) Difference in special participation and royalties in different fields;

b) Fines imposed by ANP due to alleged failure to comply with the minimum exploration activities program, as well as alleged irregularities relating to compliance with oil and gas industry regulation. It also includes fines imposed by other agencies.

Current status: The claims involve lawsuits in different administrative and judicial stages.	1,863	2,214
Plaintiff: Legal entities that participated in the purchase and sale of Petrobras assets
5) Judicial and arbitration proceedings that discuss asset sales carried out by Petrobras.
Current status: The matter involves proceedings in different judicial and arbitration stages. In 2024, there was an increase in value due to the receipt of new processes.	264	240
6) Several civil proceedings, with emphasis on those related to expropriation and easement of passage and civil liability.	832	984
Total for civil matters	10,910	11,455

		Estimate
Description of environmental matters	12.31.2024	12.31.2023
Plaintiff: Several authors, notably: Ministério Público Federal, Ministérios Públicos Estaduais and public environmental bodies, such as IBAMA - Instituto Brasileiro de Meio Ambiente e Recursos Naturais Renováveis, state and municipal public bodies.
1) Several lawsuits of an environmental nature, with emphasis on action for alleged damage to fishermen due to the Company's operations, fines related to the Company's operations and public civil action for alleged environmental damage due to the sinking of Platform P-36. In 2024, the increase occurred mainly due to the partial reclassification of the expected loss in an action.	1,298	1,427
Total for environmental matters	1,298	1,427

19.3.2.	Minimum Compensation Based on Employee's Position and Work Schedule (Remuneração Mínima por Nível e Regime - RMNR)

The RMNR consists of a minimum remuneration guaranteed to employees, based on salary level, work schedule and geographic location. This remuneration policy was created and implemented by Petrobras in 2007 through collective negotiation with union representatives, and approved at employee meetings, with the formula for calculating the supplement to this minimum remuneration adopted by the Company later being questioned in court by employees and Unions. The Superior Labor Court (TST) established criteria different from those agreed and reached an understanding partially contrary to the Company, deciding to exclude some portions of the calculation. The Federal Supreme Court (STF), which accepted the Company's appeal, recognized in March 2024 that the calculation formula used by the Company is valid and in accordance with what was negotiated between the parties.

The Company has been adjusting the expectation of loss, according to the decisions in which the understanding of the STF applies. As there are several legal actions at different procedural stages, the Company monitors the application of the precedent to the respective processes, which are being terminated, according to their progress in the Court.

As of December 31, 2024, the balance of provisions for legal proceedings regarding RMNR amounts to US$ 88, while the contingent liabilities amount to US$ 4,934.

19.4.	Class action and related proceedings
19.4.1.	Class action in the Netherlands

On January 23, 2017, Stichting Petrobras Compensation Foundation ("Foundation") filed a class action in the Netherlands, at the District Court of Rotterdam, against Petróleo Brasileiro S.A. – Petrobras, Petrobras International Braspetro B.V. (PIB BV), Petrobras Global Finance B.V. (PGF), Petrobras Oil & Gas B.V. (PO&G) and some former Petrobras managers. The Foundation alleges that it represents the interests of an unidentified group of investors and asserts that, based on the facts revealed by the Lava-Jato Operation, the defendants acted illegally before the investors. On May 26, 2021, the District Court of Rotterdam decided that the class action should proceed and that the arbitration clause of Petrobras' bylaws does not prevent the Company's shareholders from having access to the Dutch Judiciary and have their interests represented by the “Foundation”. However, the interests of investors who have already started arbitration against Petrobras or who are parties to legal proceedings in which the applicability of the arbitration clause has been definitively recognized are excluded from the scope of the action.

On July 26, 2023, the Court issued an intermediary decision on the merits which provided the following understanding: (i) the requests made against PIB BV, PO&G and certain former members of the Company’s management were rejected; (ii) the Court declared that Petrobras and the PGF acted illegally in relation to their investors, although the Court expressed it does not consider itself sufficiently informed about relevant aspects of Brazilian, Argentine and Luxembourger laws to definitively decide on the merits of the action; and iii) the alleged rights under Spanish legislation are prescribed.

Regarding the aspects of Brazilian, Argentine and Luxembourger laws considered relevant to the sentence, the Court ordered the production of technical evidence by Brazilian and Argentine experts and by Luxembourger authorities.

On October 30, 2024, after the parties' comments on the technical evidence, the Court issued a ruling, in which it broadly accepted Petrobras' arguments regarding the requests presented in favor of the Company's shareholders and considered that: i) in accordance with Brazilian legislation, all damages alleged by the Foundation qualify as indirect and are not subject to compensation; and ii) according to Argentine law, shareholders cannot, in principle, request compensation from the Company for damages alleged by the Foundation, and the Foundation has not demonstrated that it represents a sufficient number of investors who could, in theory, present such a request.

Therefore, the Court rejected the Foundation's allegations in accordance with Brazilian and Argentine law, which resulted in the rejection of all requests made in favor of shareholders. With respect to certain bondholders, the Court considered that Petrobras and PGF acted illegally under Luxembourg law, while PGF acted illegally under Dutch law.

Furthermore, the Court confirmed the following issues of the decision released to the market on July 26, 2023: (i) rejection of the allegations against PIBBV, POG BV and the former CEOs of Petrobras, Maria das Graças Silva Foster and José Sérgio Gabrielli de Azevedo; and (ii) prescription of requests formulated in accordance with Spanish legislation.

The Foundation and PGF have appealed the ruling and previous interim decisions and will have the opportunity to substantiate their own appeals and respond to each other's appeals, before judgment by the Court of Appeal in The Hague. Petrobras will still be able to present its own appeal, within the deadline for responding to the Foundation's appeal.

In relation to bondholders, the Foundation cannot claim compensation under the class action, which will depend not only on a final result favorable to the interests of the investors in the class action, but also on the filing of subsequent actions by or on behalf of the investors by the Foundation itself, an opportunity in which Petrobras will be able to offer all the defenses already presented in the class action and others that it deems appropriate, including in relation to the occurrence and quantification of any damages that must be proven by the potential beneficiaries of the decision or by the Foundation. Any compensation for the alleged damages will only be determined by court decisions in subsequent actions.

This class action involves complex issues and the outcome is subject to substantial uncertainties, which depend on factors such as: the scope of the arbitration clause of the Petrobras Bylaws, the jurisdiction of the Dutch courts, the scope of the agreement that ended the Class Action in the United States, the Foundation's legitimacy to represent the interests of investors, the several laws applicable to the case, the information obtained from the production phase of evidence, the expert analyses, the timetable to be defined by the Court and the judicial decisions on key issues of the process, possible appeals, including before the Dutch Supreme Court, as well as the fact that the Foundation seeks only a declaratory decision in this class action.

The Company, based on the assessments of its advisors, considers that there are not enough indicative elements to qualify the universe of potential beneficiaries of a possible final decision unfavorable to Petrobras' interests, nor to quantify the supposedly compensable damages.

Thus, it is currently not possible to predict whether the Company will be liable for the effective payment of damages in any future individual claims, as this analysis will depend on the outcome of these complex procedures. In addition, it is not possible to know which investors will be able to bring subsequent individual actions related to this matter against Petrobras.

Furthermore, the claims formulated are broad, cover a multi-year period and involve a wide variety of activities and, in the current scenario, the impacts of such claims are highly uncertain. The uncertainties inherent in all of these issues affect the value and duration of final resolution of this action. As a result, Petrobras is unable to estimate an eventual loss resulting from this action. However, Petrobras continues to reject the Foundation's allegations, in relation to which it was considered a victim by all Brazilian authorities, including the Brazilian Supreme Federal Court.

Petrobras and its subsidiaries reject the allegations made by the Foundation and will continue to defend themselves vigorously.

19.4.2.	Arbitration and other legal proceedings in Argentina

In relation to the arbitration in Argentina, the Argentine Supreme Court denied the appeal, but the Consumidores Damnificados Asociación Civil para su Defensa (formerly Consumidores Financieros Asociación Civil, "Association") filed a new appeal to the Argentine Supreme Court, which was also denied, thus the arbitration was sent to the Arbitration Court. This arbitration discusses Petrobras' liability for an alleged loss of market value of Petrobras' shares in Argentina, as a result of the so-called Lava Jato Operation. The Company does not have elements that allow it to provide a reliable estimate of the potential loss in this arbitration.

In parallel to such arbitration, the Association also initiated a collective action before the Civil and Commercial Court of Buenos Aires, in Argentina, with Petrobras appearing spontaneously on April 10, 2023, within the scope of which it alleges Petrobras' responsibility for an alleged loss of the market value of Petrobras' securities in Argentina, as a result of allegations made within the scope of Lava Jato Operation and their impact on the Company's financial statements prior to 2015. Petrobras presented its defense on August 30, 2023. Petrobras denies the allegations presented by the Association and will defend itself against the accusations made by the author of the class action. The Company does not have elements that allow it to provide a reliable estimate of the potential loss in this arbitration.

Regarding criminal proceeding in Argentina related to an alleged fraudulent offer of securities, aggravated by the fact that Petrobras allegedly declared false data in its financial statements prior to 2015, the Court of Appeals revoked, on October 21, 2021, the lower court decision that had recognized Petrobras' immunity from jurisdiction and recommended that the lower court judge take steps to certify whether the Company could be considered criminally immune in Argentina for further reassessment of the issue. After carrying out the steps determined by the Court of Appeals, on May 30, 2023, the lower court denied the recognition of immunity from jurisdiction to Petrobras. Petrobras filed an appeal against this decision, which was recognized by the Court of Appeals on April 18, 2024. Against this decision, the Association filed a new appeal, and on December 20, 2024, the Court of Cassation reformed the decision of the Court of Appeals to deny Petrobras' immunity from jurisdiction, which, in turn, appealed to the Supreme Court to reinstate the Court of Appeals decision. On December 27, 2024, before the decision of the Court of Cassation became final, the court of first instance ordered to sue Petrobras and a precautionary injunction, which was appealed to the Court of Appeals. The Court of Appeals had already recognized that the Association could not act as a representative of financial consumers, due to the loss of its registration with the competent Argentine bodies, which was also the subject of an appeal upheld by the Court of Appeals on September 15, 2022, recognizing the Association the right to represent financial consumers. The Company's appeal against this decision was rejected on February 21, 2025. Petrobras presented other procedural defenses, which may be re-discussed in later stages of the process. This criminal action is being processed before the Economic Criminal Court No. 2 of the city of Buenos Aires.

As for the other criminal action for alleged non-compliance with the obligation to publish a “press release” in the Argentine market about the existence of a class action filed by Consumidores Damnificados Asociación Civil para su Defensa before the Commercial Court, there are no developments in 2024.

19.4.3.	Lawsuit in United States regarding Sete Brasil Participações S.A (“Sete”)

The EIG Energy Fund XIV, L.P. and affiliates (“EIG”) filed a lawsuit against Petrobras, before the District Court of Columbia, United States, to recover alleged losses related to its investment in Sete Brasil Participações S.A. On August 8, 2022, the judge upheld EIG's claim as to Petrobras' responsibility for the alleged losses (which was recorded in 2022 as provisions for legal proceedings) but denied the motion for summary judgment with respect to damages, whereby the award of compensation will be subject to the proof of damages by EIG at a hearing and to the consideration of the defenses by the Company. In the same decision, whose effects were recognized in the Company's financial statements in 2022, the judge denied the request to dismiss the case based on Petrobras' immunity from jurisdiction, when an appeal was filed with the Federal Court of Appeals for the District of Columbia, which was denied in June 2024. Petrobras then submitted a request to review the issue, which was rejected on July 24, 2024. As a result, the process, which had been suspended by the lower court judge on October 26, 2022 due to the filing of the appeal by Petrobras, resumed its course.

On August 26, 2022, on another procedural front initiated by the EIG, the District Court of Amsterdam granted a precautionary measure to block certain Petrobras assets in the Netherlands. This granting was based on the decision of the District Court of Columbia, on August 8, 2022, and was intended to ensure the satisfaction of EIG's claims contained in the aforementioned US lawsuit.

On March 7, 2025, Petrobras and EIG entered into an agreement to end the litigation between the parties. Under the terms of the agreement, Petrobras paid EIG the amount of US$ 283, while EIG requested the termination of the lawsuit pending in the District Court of Columbia and the cancellation of the precautionary measure blocking the Company's assets in the Netherlands, as well as waiving any rights related to the dispute. For more information, see note 36.

This agreement does not constitute admission of guilt or wrongdoing by Petrobras and meets the best interests of the Company and its shareholders, considering the US legislation applicable to the trial of the case, as well as the procedural stage and characteristics of litigations in the Federal Courts of the United States.

19.5.	Arbitrations proposed by non-controlling shareholders in Brazil

Petrobras is also currently a party to seven arbitrations proceedings before the Market Arbitration Chamber (Câmara de Arbitragem do Mercado - CAM), linked to the Brazilian Stock Exchange (B3), brought by investors who purchased Petrobras’ shares traded on B3. Six of these arbitrations were initiated by national and foreign investors. The other proceeding was brought by an association that is not a shareholder of the Company and intended to be a collective arbitration, through representation of all non-controlling shareholders of Petrobras that acquired shares on B3 between January 22, 2010 and July 28, 2015. Investors claim alleged financial losses caused by facts related to the investigations of the so-called Lava Jato investigation.

These claims involve complex issues that are subject to substantial uncertainties and involve factors such as the novelty of the legal theories, the timing of the Chamber of Arbitration decisions, the information produced in discovery, besides analysis by retained experts.

The claims asserted are broad and span a multi-year period. The uncertainties inherent in all such matters affect the amount and timing of their ultimate resolution. As a result, the Company does not have elements that allow it to provide a reliable estimate of the potential loss in this arbitration.

Depending on the outcome of the remaining complaints, the Company may have to pay substantial amounts, which may have a significant effect on its consolidated financial position, financial performance and cash flows in a certain period. However, Petrobras does not recognize responsibility for the losses alleged by investors in these arbitrations.

These arbitrations are in different stages of processing.

In relation to one of the arbitrations, proposed by two institutional investors, on May 26, 2020, a partial award was issued which generally recognized the Company's responsibility, but not determined the payment of amounts by Petrobras. Against these decisions, Petrobras filed a lawsuit for the annulment of the partial arbitral award on July 20, 2020, as the Company understands that the award contains serious flaws and improprieties. On November 11, 2020, the 5th Business Court of Rio de Janeiro annulled the partial arbitration award, recognizing the serious flaws and improprieties pointed out by Petrobras. At the moment, the ruling is awaited after the appeals filed at the time have been judged. The appeals against this decision are still pending judgement of a final decision. In compliance with CAM rules, the lawsuit is confidential and only available to those involved in the original arbitration proceeding.

On September 11, 2024, in the arbitration that was intended to be collective, a final arbitration ruling was handed down, in favor of Petrobras, extinguishing the referred arbitration, without resolution on the merits, due to the applicant's active illegitimacy to act as a procedural substitute. The arbitration is confidential, having become final on November 29, 2024.

In turn, on January 9, 2025, in another of these arbitrations initiated by several foreign investors, a final arbitration award was handed down in favor of Petrobras. The sentence dismissed the request, accepting one of the defense theses presented by Petrobras, recognizing that, based on Brazilian law, there is no legal permit that authorizes investors to bring an action for compensation against the Company for indirect damages, such as those related to the devaluation of the value of shares. This arbitration is confidential, as are the others in progress.

Petrobras will continue to defend itself in this and other arbitrations.

Accounting policy for provisions for legal proceedings, contingent liabilities and contingent assets

The Company recognizes provisions for legal, administrative and arbitration proceedings when the technical assessment of its legal advisors and the judgment of management consider that it is more likely than not that a present obligation exists and the other conditions to recognize a provision are met, including that it is probable that an outflow of resources will be required to settle the obligation.

Contingent liabilities are not recognized but are disclosed in explanatory notes when the likelihood of outflows is possible, including those whose amounts cannot be estimated, considering the best information available to the date of the issuance of these financial statements.

The methodology used to estimate the provisions is described in note 4.5.

Contingent assets are not recognized, but are disclosed in explanatory notes when the inflow of economic benefits is considered probable and the amount is considered material. However, if the inflow of economic benefits is virtually certain, which, in general, considers the final and unappealable decision, and if the value can be reliably measured, the related asset is not a contingent asset anymore and it is recognized.